UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2020
Date of Report (Date of earliest event reported)

LIVING 3D HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-01900

NEVADA
(State or other jurisdiction of
incorporation)

87-0451230
(I.R.S. Employer
Identification No.)

RM. 1801-02, OFFICE TOWER TWO, GRAND PLAZA, 625 NATHAN ROAD, MONGKOK, KOWLOON, HONG KONG
(Address of principal executive offices)

          -
(Zip Code)

Registrant’s telephone number, including area code: (852) 3563-9280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, “we”, “us”, “our”, and the “Company” refer to Living 3D Holdings, Inc., a Nevada corporation, unless otherwise noted.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY AGREEMENTS OF CERTAIN OFFICERS

On May 19, 2020, Mr. Sze Cheong Eric Ng, a member of the Board of Directors  and Chief Financial Officer of Living 3D Holdings, Inc. (the “Company”), notified the Company of his intention to resign from the Company's Board of Directors.  Effective March 19, 2020, Mr. Sze Cheong Eric Ng  resigned as a director and the Chief Financial Officer of the Company.  Mr. Ng confirmed to the Company that he had no claims whatsoever against the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 19, 2020

Living 3D Holdings, Inc.

Registrant

/s/ MAN WAH STEPHEN YIP

BY:Man Wah Stephen Yip,

Chairman of the Board of Directors